                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                       DEAN WITTER VARIABLE INVESTMENT SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                           MARILYN CRANNEY
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                               PRELIMINARY PROXY
       FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                     DEAN WITTER VARIABLE INVESTMENT SERIES

                           EUROPEAN GROWTH PORTFOLIO
                            PACIFIC GROWTH PORTFOLIO
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 18, 1998
                            ------------------------

    Notice is hereby given that a Special Meeting of Shareholders of the European Growth Portfolio and the Pacific Growth Portfolio of DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") will be held in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on August 18, 1998 (the "Meeting"), at 10:00 a.m., New York City time, for the following purposes:

        1. For each of the European Growth Portfolio and the Pacific Growth Portfolio, to approve or disapprove a sub-advisory agreement between Dean Witter InterCapital Inc. ("InterCapital") and Morgan Stanley Asset Management Inc. ("MSAM") to replace the sub-advisory agreement currently in effect between InterCapital and Morgan Grenfell Investment Services Limited; and

        2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    Shareholders of record as of the close of business on June 8, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to the European Growth Portfolio or the Pacific Growth Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the European Growth Portfolio and/or the Pacific Growth Portfolio, as applicable, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against Proposal 1.

                                          BARRY FINK
                                          SECRETARY

June   , 1998
New York, New York

                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:
           FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT FOR EACH OF THE EUROPEAN GROWTH PORTFOLIO AND THE PACIFIC GROWTH PORTFOLIO WITH MSAM.
                             YOUR VOTE IS IMPORTANT

                     DEAN WITTER VARIABLE INVESTMENT SERIES
                           EUROPEAN GROWTH PORTFOLIO
                            PACIFIC GROWTH PORTFOLIO
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                                AUGUST 18, 1998

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of DEAN WITTER VARIABLE INVESTMENT SERIES (the "Fund") for use at the Special Meeting of Shareholders of the European Growth Portfolio and the Pacific Growth Portfolio of the Fund to be held on August 18, 1998 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about June
  , 1998.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposal 1 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

    The Fund consists of fifteen separate Portfolios. The holders of shares ("Shareholders") of the European Growth Portfolio and the Pacific Growth Portfolio of the Fund of record as of the close of business on June 8, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for European Growth Portfolio and the Pacific Growth Portfolio as of the Record Date. The percentage ownership of shares of the European Growth Portfolio and the Pacific Growth Portfolio changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.

                                   NUMBER OF SHARES OUTSTANDING
NAME OF PORTFOLIO                AS OF JUNE 8, 1998 (RECORD DATE)
------------------------------  -----------------------------------
European Growth Portfolio.....
Pacific Growth Portfolio......

    The shares of the Fund are currently sold only to: (1) Northbrook Life Insurance Company ("Northbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Northbrook, (2) Allstate Life Insurance Company of New York ("Allstate New York") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts issued by Allstate New York, (3) Glenbrook Life and Annuity Company ("Glenbrook") for allocation to certain separate accounts established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance contracts issued by Glenbrook, and (4) Paragon Life Insurance Company ("Paragon") for allocation to a separate account established to fund the benefits under certain flexible premium variable life insurance contracts it issues in connection with an employer-sponsored insurance program offered only to certain employees of Morgan Stanley Dean Witter & Co. ("MSDW"), the parent company of the Fund's Investment Manager, Dean Witter InterCapital Inc. The separate accounts are sometimes referred to individually as an "Account" and collectively as the "Accounts." The variable annuity contracts issued by Northbrook, Allstate New York and Glenbrook are sometimes referred to as the "Variable Annuity Contracts." The variable life insurance contracts issued by Northbrook, Glenbrook and Paragon are sometimes referred to as the "Variable Life Contracts." The Variable Annuity Contracts and the Variable Life Contracts are sometimes referred to as the "Contracts."

    In accordance with their view of currently applicable law, Northbrook, Allstate New York and Paragon (which were the only shareholders of the Fund on the Record Date) will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts ("Contract Owners") having the voting interest in the corresponding Sub-Accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that Northbrook, Allstate New York and Paragon will furnish a copy of this Proxy Statement to Contract Owners and that Northbrook, Allstate New York and Paragon will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to Northbrook, Allstate New York and Paragon. Shares for which no instructions are received in time to be voted will be voted by Northbrook, Allstate New York and Paragon in the same proportion as shares for which instructions have been received in time to be voted.

    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately
$      , will be allocated between the European Growth Portfolio and the Pacific
Growth Portfolio as follows: each Portfolio will pay its own mailing expenses and its proportionate share of the expenses of printing this Proxy Statement. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Morgan Stanley Dean Witter Trust FSB, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation.

  APPROVAL OR DISAPPROVAL OF SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL AND MORGAN STANLEY ASSET MANAGEMENT INC. WITH RESPECT TO EACH OF THE EUROPEAN
               GROWTH PORTFOLIO AND THE PACIFIC GROWTH PORTFOLIO

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital") currently serves as investment manager of each Portfolio of the Fund pursuant to an investment management agreement entered into by the Fund and InterCapital (the "Management Agreement"), and in that capacity, subject to the supervision of the Trustees of the Fund, supervises the investment activities of each Portfolio of the Fund. InterCapital is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), and has its principal office at Two World Trade Center, New York, New York 10048. In accordance with the Management Agreement, InterCapital entered into a sub-advisory agreement with Morgan Grenfell Investment Services Limited ("Morgan Grenfell") in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio (the "Current Sub-Advisory Agreement") pursuant to which Morgan Grenfell has provided each of these Portfolios with investment advice and portfolio management relating to the Portfolio's investments, subject to the overall supervision of InterCapital. Morgan Grenfell has advised the Board of the Fund and InterCapital of its resignation as sub-advisor and the termination of the Current Sub-Advisory Agreement on the dates set forth below. Morgan Grenfell has also advised the Board and InterCapital that in order to ensure an orderly transition to a new sub-advisor and to provide the new sub-advisor sufficient time to become acquainted with the portfolio of each of the European Growth Portfolio and the Pacific Growth Portfolio, it would stagger the effective dates of its resignation as to each Portfolio as follows: Pacific Growth Portfolio, October 31, 1998; and European Growth Portfolio, December 31, 1998. The Current Sub-Advisory Agreement would terminate as to each of the European Growth Portfolio and the Pacific Growth Portfolio upon Morgan Grenfell's resignation as sub-advisor for that Portfolio.

    At a special meeting of the Board of the Fund on June 2, 1998, InterCapital recommended to the Board the selection of Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of InterCapital, to act as the new sub-advisor to each of the European Growth Portfolio and the Pacific Growth Portfolio (see "Morgan Stanley Asset Management Inc." below). MSAM would perform the same duties previously performed by Morgan Grenfell. InterCapital's recommendation was based primarily on its favorable view of the organizational depth, reputation, historical performance, expertise and experience of MSAM.

    InterCapital also proposed that upon approval and execution of a new sub-advisory agreement by the Fund on behalf of the European Growth Portfolio and the Pacific Growth Portfolio with MSAM (the "New Sub-Advisory Agreement"), the Trustees approve an amendment to the Management Agreement that would reduce the overall annual management fee InterCapital receives from the Fund in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio by an amount equal to 0.05% of the Portfolio's net assets. The lower fee schedules would be: European Growth Portfolio, 0.95% of daily net assets not exceeding $500 million and 0.90% of daily net assets exceeding $500 million; and Pacific Growth Portfolio, 0.95% of daily net assets. Lowering the fee under the Management Agreement has the effect of lowering the fees payable under the New Sub-Advisory Agreement, which, identical to the fee under the Current Sub-Advisory Agreement, is proposed to amount to 40% of the fee payable to InterCapital pursuant to the Management Agreement (see "The Current Sub-Advisory Agreement" below).

    The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreement, except for: (1) the dates of effectiveness and termination, (2) the deletion, recommended by InterCapital, of a provision from the Current Sub-Advisory Agreement which requires the sub-advisor to obtain prior approval of the Fund's Investment Manager regarding certain allocations of Portfolio assets among certain countries, and (3) the deletion, also recommended by InterCapital, of a provision pursuant to which Morgan Grenfell and its affiliates were prohibited from acting as investment advisor or sub-advisor to funds that are similar to the European Growth Portfolio and the Pacific Growth Portfolio.

THE BOARD'S CONSIDERATION

    The Board met in person at a meeting on June 2, 1998 for the purpose of considering the selection of a new sub-advisor and approval of the New Sub-Advisory Agreement in respect of the European Growth Portfolio and the Pacific Growth Portfolio. At their meeting, the Trustees considered InterCapital's recommendations. In particular, the Trustees considered the depth of organization, expertise and experience of MSAM in managing portfolios invested in foreign securities such as those of the European Growth Portfolio and the Pacific Growth

Portfolio and the performance of certain similar funds and accounts currently managed by MSAM. The Trustees also considered the quality and extent of the services proposed to be provided by MSAM. In addition, the Trustees reviewed material furnished by MSAM regarding MSAM's personnel and operations. Prior to the meeting, representatives of MSAM met in person with the Independent Trustees (that is, the Trustees who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "Act")) and reviewed with the Trustees MSAM's philosophy of management, investment strategy, performance expectations and proposed method of operation for the Portfolios. The Trustees also considered the reduction in management fees for each of the European Growth Portfolio and the Pacific Growth Portfolio that would result in the event the New Sub-Advisory Agreement is implemented as to those Portfolios. The Board considered the confluence of all the factors mentioned above in arriving at its decision to approve the appointment of MSAM as sub-advisor and no one factor was given any greater weight than any of the others.

    The Board found MSAM's experience in investing in foreign securities of the type that comprises the portfolio of each of the European Growth Portfolio and the Pacific Growth Portfolio and MSAM's historical performance in managing portfolios of such securities to be well suited for each Portfolio. In addition, the Board reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. The Board also found that it would be desirable and appropriate not to include in the New Sub-Advisory Agreement the provision in the Current Sub-Advisory Agreement which requires prior approval of the Investment Manager for certain changes in allocation of Portfolio assets among different countries. The Board reasoned that country allocation decisions are a unique aspect of the expertise of MSAM which should, therefore, have the responsibility, flexibility and sole discretion to make such decisions consistent with the investment policies of the Portfolios. The Board also found that it would not be necessary or appropriate for the New Sub-Advisory Agreement to include the provision in the Current Sub-Advisory Agreement that prohibits Morgan Grenfell and its affiliates from acting as investment advisor or sub-advisor to funds that are similar to the European Growth Portfolio or the Pacific Growth Portfolio.

    The Board reviewed the form of the New Sub-Advisory Agreement attached as Exhibit A. As noted above, the terms of the New Sub-Advisory Agreement are identical, in all material respects, to the Current Sub-Advisory Agreement, except for the identity of the Sub-Advisor, the dates of effectiveness and termination and the Investment Manager's proposed changes regarding prior approval of country allocation of Portfolio assets and the deletion of the prohibition against acting as investment advisor or sub-advisor to funds that are similar to the European Growth Portfolio and the Pacific Growth Portfolio. The terms of the Current Sub-Advisory Agreement are described under "The Current Sub-Advisory Agreement" below.

    Based upon the Board's review and evaluation of the materials described above and consideration of all factors deemed relevant, the Board determined that the New Sub-Advisory in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio is fair and reasonable, and that it would be in the best interests of each such Portfolio and its Shareholders to approve the New Sub-Advisory Agreement with MSAM. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement of the Fund in respect of the European Growth Portfolio and the Pacific Growth Portfolio and voted to recommend its approval to the Shareholders of each of these Portfolios.

THE CURRENT SUB-ADVISORY AGREEMENT

    The Current Sub-Advisory Agreement requires that the sub-advisor provide each of the European Growth Portfolio and the Pacific Growth Portfolio with investment advisory services for their investments. The investment advisory services that the sub-advisor is required to provide include, among other things: obtaining and evaluating such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties; continuously managing the assets of the Portfolios in a manner consistent with their respective investment objectives and policies; making decisions as to foreign currency matters and making determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; determining the securities to be purchased, sold or otherwise disposed of by the Portfolios and the timing of such purchases, sales and dispositions; taking such further action, including the placing of purchase and sale orders on behalf of the Portfolios; and furnishing or placing at the disposal of the Portfolios and InterCapital such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and InterCapital may, from time to time, reasonably request.

    The Current Sub-Advisory Agreement provides that the sub-advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the Current Sub-Advisory Agreement. The sub-advisor also bears other costs of rendering the investment advisory services performed by it pursuant to the Current Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.

    In return for the services it renders under the Current Sub-Advisory Agreement, the sub-advisor is paid by the Investment Manager monthly compensation equal to 40% of the Investment Manager's compensation receivable pursuant to the Investment Management Agreement in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio. Any change in a Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager has the concomitant effect of raising or lowering the fee payable to the sub-advisor. During the last fiscal year of the Fund ended December 31, 1997, InterCapital accrued to Morgan Grenfell compensation under each Current Sub-Advisory Agreement as set forth in the table below.

                                                                                     SUB-ADVISORY FEE  NET ASSETS AS OF
                                                                                        ACCRUED TO       END OF FISCAL
PORTFOLIO                                                                            MORGAN GRENFELL         YEAR
-----------------------------------------------------------------------------------  ----------------  -----------------
Pacific Growth Portfolio...........................................................   $      478,182    $   391,441,253
European Growth Portfolio..........................................................        1,435,748         68,903,537

    The Current Sub-Advisory Agreement was approved by the Trustees on February 21, 1997 and by the shareholders of the applicable Portfolio at a Special Meeting of Shareholders on May 21, 1997 in connection with the merger of Dean Witter, Discover & Co. ("DWDC") and Morgan Stanley Group Inc. ("Morgan Stanley"), which resulted in the formation of MSDW (at that time named Morgan Stanley, Dean Witter, Discover & Co.).

    The Current Sub-Advisory Agreement has an initial term ending April 30, 1999 and provides that it may be continued in effect as to each of the European Growth Portfolio and the Pacific Growth Portfolio from year to year thereafter, provided that such continuance is approved by the vote of a majority of the outstanding voting securities (as defined below) of the applicable Portfolio or by the Trustees of the Fund, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

    The Current Sub-Advisory Agreement also provides that it may be terminated as to each Portfolio at any time by the sub-advisor, InterCapital, the Board (including a majority of the Independent Trustees) or by a vote of the majority of the outstanding voting securities of that Portfolio (as defined below), in each instance without the payment of any penalty, on thirty days' notice. The Current Sub-Advisory Agreement also terminates with respect to a Portfolio in the event of the termination of the Management Agreement or in the event of its assignment.

MORGAN STANLEY ASSET MANAGEMENT INC.

    MSAM, like InterCapital, is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. As noted above, MSDW, whose principal office is located at 1585 Broadway, New York, New York 10036, was formed as a result of the merger of DWDC and Morgan Stanley which was consummated on May 31, 1997. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020 and conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad.

    Set forth below is the name and principal occupation of the principal executive officer and each director of MSAM. The address for each is 1221 Avenue of the Americas, New York, New York 10020:

NAME AND ADDRESS                                                         PRINCIPAL OCCUPATION
-------------------------------------------  ----------------------------------------------------------------------------
Barton M. Biggs,                             Chairman and Managing Director, MSAM; Managing Director of Morgan Stanley &
  CHAIRMAN OF THE BOARD OF DIRECTORS           Co. Incorporated ("MS & Co."); Chairman of Morgan Stanley Asset Management
                                               Limited
Peter A. Nadosy,                             Vice Chairman, Director and Managing Director, MSAM; Managing Director of MS
  VICE-CHAIRMAN OF THE BOARD OF DIRECTORS      & Co.; Director of Morgan Stanley Asset Management Limited
James M. Allwin,                             President, Director and Managing Director, MSAM; Managing Director of MS &
  DIRECTOR AND PRESIDENT                       Co.; President of Morgan Stanley Realty Inc.
Dennis G. Sherva,                            Director and Managing Director, MSAM; Managing Director of MS & Co.
  DIRECTOR

    MSAM serves in various portfolio management and similar capacities to investment companies and pension plans and other institutional and individual investors. The APPENDIX attached lists the investment companies for which MSAM provides investment management or investment advisory services and which have similar investment objectives to those of the European Growth Portfolio and/or the Pacific Growth Portfolio and sets forth the fees payable to MSAM by such companies and their net assets as of June 8, 1998.

    Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of InterCapital and MSAM and a wholly-owned subsidiary of MSDW, serves as transfer agent of the Fund. For the fiscal year ended December 31, 1997, each of the European Growth Portfolio and the Pacific Growth Portfolio accrued to MSDW Trust transfer agency fees of $500. Once the New Sub-Advisory Agreement is approved, MSDW Trust fully intends to continue to provide the same services to the Fund as are currently being provided.

    Morgan Stanley & Co. Incorporated ("MS & Co.") became an affiliated broker of the Fund (MS & Co., MSAM and InterCapital are under the common control of MSDW) upon the consummation of the merger of DWDC and Morgan Stanley Group Inc. on May 31, 1997. During the period June 1 through December 31, 1997, the European Growth Portfolio paid brokerage commissions to MS & Co. in the amount of $4,655 and the Pacific Growth Portfolio paid brokerage commissions to MS & Co. in the amount of $13,927, which amounts represented 0.59% and 2.08%, respectively, of the total brokerage commissions paid by the European Growth Portfolio and the Pacific Growth Portfolio during the period.

INTEREST OF CERTAIN PERSONS

    MSDW, InterCapital, MSAM, MS & Co. and MSDW Trust and certain of their respective directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in the proposal described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of MSDW. Such companies and persons may thus be deemed to derive benefits from the approval by Shareholders of such proposal.

REQUIRED VOTE

    The New Sub-Advisory Agreement cannot be implemented with respect to either of the European Growth Portfolio or the Pacific Growth Portfolio unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the affected Portfolio. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Portfolio present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the applicable Portfolio, whichever is less. In the event that Shareholders of a Portfolio do not approve the New Sub-Advisory Agreement by the required majority vote, the Board will take such action as it deems in the best interests of the affected Portfolio and its Shareholders, which may include calling a special meeting of Shareholders to vote on another sub-advisory agreement.

    THE TRUSTEES, INCLUDING ALL THE INDEPENDENT TRUSTEES, OF THE FUND RECOMMEND THAT SHAREHOLDERS OF EACH OF THE EUROPEAN GROWTH PORTFOLIO AND THE PACIFIC GROWTH PORTFOLIO VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE APPLICABLE PORTFOLIO.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting with respect to European Growth Portfolio or the Pacific Growth Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the European Growth Portfolio's shares and/or the Pacific Growth Portfolio's shares, as the case may be, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular Shareholders' meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL-FREE)).

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                   BARRY FINK
                                   SECRETARY

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

    AGREEMENT made as of the 1st day of November, 1998 by and between Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"), and Morgan Stanley Asset Management Inc., a Delaware corporation (hereinafter called the "Sub-Advisor").

    WHEREAS, Dean Witter Variable Investment Series (hereinafter called the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the "Investment Management Agreement") with the Fund wherein the Investment Manager has agreed to provide investment management services to the fifteen current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

    WHEREAS, the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Advisor to render investment advisory services for each of the Pacific Growth Portfolio (effective November 1, 1998) and the European Growth Portfolio (effective January 1, 1999) in the manner and on the terms and conditions hereinafter set forth (these Portfolios together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Advisor to render investment advisory services in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the "Sub-Advisory Portfolios"); and

    WHEREAS, the Sub-Advisor desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objectives, policies and restrictions set forth in the then current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Advisor, the Sub-Advisor agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of each Sub-Advisory Portfolio in a manner consistent with the investment objective and policies of the Sub-Advisory Portfolio; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; shall determine the securities to be purchased, sold or otherwise disposed of by the Sub-Advisory Portfolio and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate; to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request.

The Investment Manager and the Sub-Advisor shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other.

    In the event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolios with respect to which the Investment Manager desires to retain the Sub-Advisor to render investment advisory services hereunder, the Investment Manager shall notify the Sub-Advisor in writing, whereupon such Portfolio shall become a Sub-Advisory Portfolio hereunder.

     2. The Sub-Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Advisor shall be deemed to include persons employed or otherwise retained by the Sub-Advisor to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Advisor shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

     3. The Fund will from time to time, furnish or otherwise make available to the Sub-Advisor such financial reports, proxy statements and other information relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Advisor may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

     4. The Sub-Advisor shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Advisor, and such clerical help and bookkeeping services as the Sub-Advisor shall reasonably require in performing its duties hereunder.

     5. The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio's cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Advisor; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Advisor, and of independent accountants, in connection with any matter relating to the Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio's operation unless otherwise explicitly provided herein.

     6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Advisor, the Investment Manager shall pay to the Sub-Advisor monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement in respect of each of the European Growth Portfolio and the Pacific Growth Portfolio. Any subsequent change in the Investment Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Advisor under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Advisor's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Advisor pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Manager Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

     7. In the event the operating expenses of the European Growth Portfolio or the Pacific Growth Portfolio, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement in respect of either of these Sub-Advisory Portfolios, for any fiscal year ending on a date on which this Agreement is in effect, exceed, with respect to each of these Sub-Advisory Portfolios, 2.5% of the average daily net assets of the Sub-Advisory Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of the Sub-Advisory Portfolio in excess of $100 million (the "expense limitation"), the Sub-Advisor shall reduce its advisory fee in respect of the applicable Sub-Advisory Portfolio to the extent of 40% of such excess and will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of the expense limitation, up to the amount of the Sub-Advisor's fee which would otherwise be payable in respect of the applicable Sub-Advisory Portfolio under this Agreement for that year, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess, up to the amount of its management fee in respect of the Sub-Advisory Portfolio which otherwise would be payable for that year, in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Sub-Advisory Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Sub-Advisory Portfolio as at the end of the last business day of the month.

     8. The Sub-Advisor will use its best efforts in the performance of investment activities on behalf of each Sub-Advisory Portfolio, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Advisor shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Advisor or for any losses sustained by the Sub-Advisory Portfolio or its investors.

     9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Advisor, and in any person controlled by or under common control with the Sub-Advisor, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Advisor may have an interest in the Fund. It is also understood that the Sub-Advisor and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Advisor have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

    10. This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter with respect to each Sub-Advisory Portfolio, provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Advisor, either by majority vote of the Trustees of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Advisor may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Advisor shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER INTERCAPITAL INC.

                                          By: ..................................

                                          Attest: ..............................

                                          MORGAN STANLEY
                                          ASSET MANAGEMENT INC.

                                          By: ..................................

                                          Attest: ..............................

Accepted and agreed to as of
the day and year first above written:

DEAN WITTER VARIABLE INVESTMENT SERIES

By: ..................................

Attest: ..............................

                                                                        APPENDIX

    Morgan Stanley Asset Management Inc. serves as investment advisor or sub-advisor to the investment companies listed below which have similar investment objectives to that of the Pacific Growth Portfolio, with the net
assets shown as of June   , 1998.

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Institutional Fund, Inc.--
 Asian Equity Portfolio.......................  $                 0.80% of average daily net assets (1)
Morgan Stanley Institutional Fund, Inc.--
 Japanese Equity Portfolio....................                    0.80% of average daily net assets (2)
Morgan Stanley Fund, Inc.--
 Asian Growth Fund*...........................                    Van Kampen American Capital Investment Advisory
                                                                  Corp. ("VKAC") is the Fund's investment advisor and
                                                                  administrator. VKAC charges an advisory fee of 1.00%
                                                                  of average daily net assets. MSAM serves as
                                                                  sub-advisor. If average daily net assets are less
                                                                  than or equal to $500 million, Van Kampen American
                                                                  Capital will pay MSAM 50% of the total investment
                                                                  advisory fee payable to VKAC (after application of
                                                                  any fee waivers in effect) for such monthly period.
                                                                  If average daily net assets are greater than $500
                                                                  million, VKAC will pay MSAM a fee for such monthly
                                                                  period equal to the greater of (a) 50% of what the
                                                                  total advisory fee payable to VKAC (after
                                                                  application of any fee waivers in effect) for such
                                                                  period would have been had the Fund's average daily
                                                                  net assets been equal to $500 million, or (b) 45% of
                                                                  the total advisory fee payable to VKAC by the Fund
                                                                  (after application of any fee waivers in effect) for
                                                                  such monthly period. (3)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Fund, Inc.--
 Japanese Equity Fund*........................  $                 Van Kampen American Capital Investment Advisory
                                                                  Corp. ("VKAC") is the Fund's investment advisor and
                                                                  administrator. VKAC charges an advisory fee of 1.00%
                                                                  of average daily net assets. MSAM serves as
                                                                  sub-advisor. If average daily net assets are less
                                                                  than or equal to $500 million, VKAC will pay MSAM
                                                                  50% of the total investment advisory fee payable to
                                                                  VKAC (after application of any fee waivers in
                                                                  effect) for such monthly period. If average daily
                                                                  net assets are greater than $500 million, VKAC will
                                                                  pay MSAM a fee for such monthly period equal to the
                                                                  greater of (a) 50% of what the total advisory fee
                                                                  payable to VKAC (after application of any fee
                                                                  waivers in effect) for such period would have been
                                                                  had the Fund's average daily net assets been equal
                                                                  to $500 million, or (b) 45% of the total advisory
                                                                  fee payable to VKAC by the Fund (after application
                                                                  of any fee waivers in effect) for such monthly
                                                                  period. (4)
Morgan Stanley Universal Funds, Inc.--
 Asian Equity Portfolio.......................                    0.80% of average daily net assets on first $500
                                                                  million, 0.75% of average daily net assets from $500
                                                                  million to $1 billion, and 0.70% of average daily
                                                                  net assets over $1 billion. (5)
Morgan Stanley Asia-Pacific Fund, Inc.........                    1.00% of average weekly net assets.

    Morgan Stanley Asset Management Inc. serves as investment advisor or sub-advisor to the investment companies listed below which have similar investment objectives to that of the European Growth Portfolio, with the net
assets shown as of June   , 1998.

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Institutional Fund, Inc.--
 International Magnum Portfolio...............                    0.80% of average daily net assets (1)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Fund, Inc.--
 International Magnum Fund*...................  $                 Van Kampen/American Capital Investment Advisory
                                                                  Corp. ("VKAC") is the fund's investment advisor and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  0.80% of the fund's average daily net assets. MSAM
                                                                  serves as sub-advisor to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly would have been had the average
                                                                  daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (2)
Morgan Stanley Universal Funds, Inc.--
 International Magnum Portfolio...............                    0.80% of average daily net assets on first $500
                                                                  million, 0.75% of average daily net assets from $500
                                                                  million to $1 billion, and 0.70% of average daily
                                                                  net assets over $1 billion (3)
Morgan Stanley Institutional Fund, Inc.--
 Active Country Allocation Portfolio..........                    0.65% of average daily net assets (4)
Morgan Stanley Institutional Fund, Inc.--
 International Equity Portfolio...............                    0.80% of average daily net assets (5)
Morgan Stanley Institutional Fund, Inc.--
 European Equity Portfolio....................                    0.80% of average daily net assets (6)
Morgan Stanley Fund, Inc.--
 European Equity Fund*........................                    1.00% of average daily net assets. (7)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Fortis Series Fund, Inc.--
 Global Asset Allocation Series*..............  $                 0.50% of first $100 million
                                                                  0.40% on excess over $100 million as a percentage of
                                                                  average daily net assets. (8)
Dean Witter International Small Cap Fund*.....                    40% of Dean Witter InterCapital's monthly
                                                                  compensation. (9)
North American Funds
 Global Equity Fund*..........................                    0.500% of first $50 million
                                                                  0.450% between $50 million and $200 million
                                                                  0.375% between $200 million and $500 million
                                                                  0.325% on excess over $500 million of the current
                                                                  value of net assets of the Portfolio. (10)
Van Kampen American Capital
 Global Managed Assets Fund*..................                    50% of compensation actually received by VKAC. VKAC
                                                                  charges an advisory fee of 1.00% of average daily
                                                                  net assets. (11)
American AAdvantage--International Equity
 Fund*........................................                    0.80% of average daily net assets on the first $25
                                                                  million, 0.60% of average daily net assets on the
                                                                  next $25 million, 0.50% of average daily net assets
                                                                  on the next $25 million, and 0.40% of average daily
                                                                  net assets in excess of $75 million (12)
Fountain Square--International Equity Fund*...                    0.50% of average daily net assets (13)
Sun America Series Trust--
 International Diversified Equities
 Portfolio*...................................                    0.65% of average daily net assets on the first $350
                                                                  million, and 0.60% of average daily net assets in
                                                                  excess of $350 million (14)
New England Zenith Fund--
 Morgan Stanley International Magnum Equity
 Series* (6)..................................                    0.75% of average daily net assets on the first $30
                                                                  million, 0.60% of average daily net assets on the
                                                                  next $40 million, 0.45% of average daily net assets
                                                                  on the next $30 million, and 0.40% of average daily
                                                                  net assets in excess of $100 million (15)
Pacific Select Fund--
 International Portfolio*.....................                    0.35% of average daily net assets (16)
Morgan Stanley Institutional Fund, Inc.--
 Global Equity Portfolio......................                    0.80% of average daily net assets (17)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Fund, Inc.--
 Global Equity Fund*..........................  $              0  VKAC is the fund's investment advisor and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  1.00% of the fund's average daily net assets. MSAM
                                                                  serves as sub-advisor to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the Fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly would have been had the average
                                                                  daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (18)
Morgan Stanley Fund, Inc.--
 Global Equity Allocation*....................                    VKAC is the fund's investment advisor and
                                                                  administrator. VKAC receives a fee from the fund of
                                                                  1.00% of the fund's average daily net assets. MSAM
                                                                  serves as sub-advisor to the fund. If the fund's
                                                                  average daily net assets for a monthly period are
                                                                  less than or equal to $500 million, VKAC pays MSAM a
                                                                  fee of one-half of the total investment advisory fee
                                                                  payable to it by the fund (after the application of
                                                                  any of any fee waivers in effect) for the monthly
                                                                  period. If the fund's average daily net assets for a
                                                                  monthly period are greater than $500 million, VKAC
                                                                  pays MSAM a fee equal to the greater of (a) one-half
                                                                  of what the total advisory fee paid to VKAC the Fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly would have been had the average
                                                                  daily net assets during the period been $500
                                                                  million, or (b) forty-five percent of the total
                                                                  investment advisory fee payable to VKAC by the fund
                                                                  (after the application of any fee waivers in effect)
                                                                  for such monthly period. (19)

                                                   NET ASSETS
                                                     AS OF
                  OTHER FUND                        6/  /98                         ANNUAL FEE RATE
----------------------------------------------  ----------------  ----------------------------------------------------
Morgan Stanley Universal Funds, Inc.--
 Global Equity Portfolio......................  $                 0.80% of first $500 million, 0.75% from $500 million
                                                                  to $1 billion, 0.70% on excess over $1 billion as a
                                                                  percentage of average daily net assets (20)
NASL Series Trust--
 Global Equity Trust*.........................                    0.500% of first $50,000,000, 0.450% between
                                                                  $50,000,000 and $200,000,000, 0.375% between
                                                                  $200,000,000 and $500,000,000, 0.325% on excess over
                                                                  $500,000,000 of the current value of net assets of
                                                                  the Portfolio (21)
Van Kampen American Capital--
 Global Equity Fund*..........................                    50% of compensation actually received by VKAC. VKAC
                                                                  charges an advisory fee of 1.00% of average daily
                                                                  net assets (22)
Van Kampen American Capital Life--
 Investment Trust--Global Equity Fund*........                    50% of compensation actually received by VKAC. VKAC
                                                                  charges an advisory fee of 1.00% of average daily
                                                                  net assets (23)

------------------------

*   MSAM acts as sub-advisor to this fund.

(1) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(2) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.65% of Class A shares, 2.40% of Class B shares and 2.40% of Class C shares.

(3) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.15%.

(4) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 0.80% of Class A shares and 1.05% of Class B shares.

(5) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(6) MSAM began acting as sub-advisor to this fund as of May 1, 1997.

(7) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(8) Fund has not yet commenced operations. VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.80% of Class A shares, 2.55% of Class B shares and 2.55% of Class C shares.

(9) VKAC has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.70% of Class A shares, 2.45% of Class B shares and 2.45% of Class C shares.

(10) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 2.06% of Class A shares, 2.81% of Class B shares and 2.81% of Class C shares.

(11) MSAM has agreed to waive its advisory fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio, as a percentage of average daily net assets, to exceed 1.15%.

(12) VKAC may voluntarily undertake to reduce this fund's expenses by reducing the fees payable to it to the extent of, or bearing expenses in excess of, such limitations as it may establish.

(13) VKAC may, from time to time, agree to waive its fee or any portion thereof or elect to reimburse this fund for ordinary business expenses in excess of an agreed upon amount.

(14) MSAM has agreed to waive its management fees and/or reimburse the portfolios, if necessary, if such fees would cause the total annual operating expenses of each of the Portfolios to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(15) MSAM has agreed to waive its management fees and/or reimburse the Portfolios, if necessary, if such fees would cause the total annual operating expenses of each of the Portfolios to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(16) VKAC has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the fund, if necessary, if such fees would cause the total annual operating expenses of the fund, as a percentage of average daily net assets, to exceed 1.84% of Class A shares, 2.59% of Class B shares and 2.59% of Class C shares.

(17) VKAC has agreed to waive a portion of its advisory fees and/or to reimburse a portion of expenses of the portfolio, if necessary, if such fees would cause the total annual operating expenses of the fund, as a percentage of average daily net assets, to exceed 1.90% of Class A shares, 2.65% of Class B shares and 2.65% of Class C shares.

(18) MSAM has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.20%.

VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF DEAN WITTER
          VARIABLE INVESTMENT SERIES-EUROPEAN GROWTH PORTFOLIO
                   AND PACIFIC GROWTH PORTFOLIO
                  TO BE HELD ON AUGUST 18, 1998

This Instruction Card is solicited by ________________ from owners of variable annuity contracts and/or variable life insurance policies issued by ________________ who have specified that a portion of their investment be allocated to this Portfolio of Dean Witter Variable Investment Series.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's interest with respect to the above-referenced Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of Dean Witter Variable Investment Series-European Growth Portfolio and Pacific Growth Portfolio on August 18, 1998 at 10:00 a.m., New York City time. The undersigned, by completing this form, does hereby authorize ________________ to exercise its discretion in voting upon such other business as may properly come before the Meeting.

This Instruction Card, when properly executed, will be voted by ________________ in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR all proposals listed on the reversed side. Interests in the Portfolio for which no instructions are received will be voted by ________________ in the same proportion as votes for which Instructions are received for the Portfolio.

                                        NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS VOTING INSTRUCTIONS
                                        CARD.  PLEASE MARK, SIGN, DATE AND MAIL
                                        YOUR VOTING INSTRUCTIONS CARD IN THE
                                        ENCLOSED POSTAGE-PAID ENVELOPE.  If
                                        joint owners, each should sign.  When
                                        signing as executor, trustee, etc.,
                                        give full title as such.

                                        _____________________________
                                        Signature

                                        _____________________________
                                        Signature (if held jointly)

                                        ______________________, 1998
                                        Date

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOLLOWING PROPOSAL(S). Please mark your choices below in blue or black ink. Example / / Sign the Voting Instructions Card on the reverse side and return as soon as possible in the enclosed envelope.


--------------------------------------------------------------------------------

1. Approval of New Sub-Advisory Agreement between Dean Witter InterCapital Inc. and Morgan Stanley Asset Management Inc. with respect to the Portfolio(s) named below.

                                        FOR       AGAINST        ABSTAIN
EUROPEAN GROWTH PORTFOLIO               / /         / /            / /

PACIFIC GROWTH PORTFOLIO                / /         / /            / /

--------------------------------------------------------------------------------